SETTLEMENT AGREEMENT

Made effective as of the 22ND day of April, 2003.

BETWEEN:

STORAGE ALLIANCE INC.

Plaintiff

(Defendant by Counterclaim)

- and -

INTERNATIONAL DATASHARE CORPORATION

Defendant

(Plaintiff by Counterclaim)

WHEREAS:

A. The Plaintiff, Storage Alliance Inc. ("SAI") commenced an action in the Court of Queen's Bench of Alberta as action number 0301-01969 (the "Action") against International Datashare Corporation ("IDC"), which Defendant counterclaimed in the action against SAI and Todd Chuckry.

B. The parties hereto have agreed to settle all matters and issues arising from the action and counterclaim as hereinafter set out.

C. The parties have agreed to release one another from the LinkPort™ Services Agreement which is the subject of the Action.

D. Counsel for Todd Chuckry has indicated that Todd Chuckry will consent to a Discontinuance of Counterclaim without costs;

E. The parties hereto have agreed to discontinue the action and counterclaim without costs upon the payment by IDC to SAI of $99,000.00 and in consideration of the mutual covenants and premises herein.

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:

ARTICLE 1 - MUTUAL RELEASE

1.1 The parties shall forthwith, upon execution of this Settlement Agreement, execute and deliver to Miller Thomson LLP the following documents:

(a) A General Release in the form attached hereto as Schedule "A" by and in favour of the parties and each of them;

(b) Discontinuance of Action and Counterclaim in the form attached hereto as Schedule "B" .

1.2 Upon receipt by Miller Thomson LLP of the documents described in the foregoing paragraph, Miller Thomson LLP shall not enter the Discontinuance of Action and Counterclaim until receiving $99,000.00 as provided in Article 2 hereof.

1.3 The parties agree that either or each of them shall obtain the consent of counsel for Todd Chuckry for the Discontintuance of Counterclaim without costs.

ARTICLE 2 - PAYMENT

2.1 IDC, for and on behalf of itself, shall pay to SAI the sum of $99,000.00 inclusive of GST, interest and costs as full and final settlement of the action and counterclaim.

2.2 SAI acknowledges and agrees that the payment and issuance described in Article 2.1 hereof shall be deemed to be full and final settlement, compromise, and satisfaction of the Action and counterclaim, and any and all claims as described in the Mutual Release attached hereto as Schedule "A".

2.4 Upon confirmation of payment and issuance described in Article 2.1 hereof, Miller Thomson LLP shall be at liberty, and is hereby instructed, to file the Discontinuance of Action and Counterclaim held in trust by it pursuant to Article 1 hereof, and upon filing of same shall forthwith provide filed copies to the solicitors for IDC and Todd Chuckry, and delivery of same to the same said solicitors is hereby agreed and acknowledged by all parties to be good and sufficient service upon each and all of them.

ARTICLE 3 - RETURN OF IDC SOFTWARE AND HARDWARE

3.1 SAI agrees to the return of four loaner personal computers, minus the memory added by SAI in the course of the LinkPort™ Services Agreement.

3.2 SAI acknowledges and agrees that it shall certify the deletion of IDC GEOcarta™, software and associated log data that was hosted as part of the LinkPort™ Services Agreement.

ARTICLE 4 - CONFIDENTIALITY

4.1 The parties acknowledge and agree that the terms of this Agreement and Schedules hereto are strictly confidential, and shall not be disclosed to anyone, except for the parties and their counsel and professional advisors as may be necessary for the purposes of obtaining independent legal or accounting advice.

4.2 Except as provided in Article 4.3 hereof, the parties hereto acknowledge and agree that disclosure of this Agreement or any of its terms or the Schedules hereto or any terms thereof, or any one or more of these, shall constitute a material breach of this Agreement.

4.3 Notwithstanding the provisions of this Article 4, the parties hereto agree to make such public announcements of this Agreement promptly upon its execution in accordance with the requirements of any applicable securities legislation and regulations.

ARTICLE 5 - GENERAL PROVISIONS

5.1 Further Assurances

The parties hereto and each of them do hereby covenant and agree to do such things and execute and deliver such further documents, agreements and assurances as may be necessary or advisable from time to time to carry out the terms and conditions of this Agreement in accordance with their true intent.

5.2 Governing Law and Submission to Jurisdiction

This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta in force from time to time, and the parties hereto hereby submit to the jurisdiction of the Courts in the Province of Alberta.

5.3 Recitals

The recitals hereof are a part of this Agreement.

5.4 Execution in Counterpart

This Agreement may be executed in one or more counterparts with the same effect as if each of the parties had signed the same counterpart, and all counterparts shall be construed together and shall constitute one document.

5.5 Headings

The headings in this Agreement have been inserted for reference and as a matter of convenience only and in no way define, limit or enlarge the scope or meaning of this Agreement or any provision hereof.

5.6 Notice

Any notice required to be given hereunder by any parties shall be deemed to have been well and sufficiently given if:

(a) personally delivered to the party to whom it is intended or, if such party is a corporation, to an officer of that corporation; or

(b) mailed by pre-paid registered mail, transmitted by facsimile or delivered to the address or facsimile number of the party to whom it is intended as follows:

(i) if to SAI:

Miller Thomson LLP

Barristers and Solicitors

3000, 700 - 9th Avenue SW

Calgary, Alberta T2P 3V4

Attention: Wade D. Clark

(ii) if to IDC:

Duncan McCachen

Barristers and Solicitors

1600, 520 - 5th Avenue SW

Calgary, Alberta T2P 3R7

Attention: Jeffrey Landmann

5.7 Entire Agreement

This Agreement constitutes the entire Agreement between the parties and relating to the subject hereof and supercedes all prior and contemporaneous Agreements, understandings, negotiations, and discussions, whether verbal or written, of the parties. There are no general, specific, implied or express warranties, representations or any other Agreements by or between the parties in connection with the entering into of this Agreement or the subject mater hereof as specifically set forth herein.

IN WITNESS WHEREOF the parties or their officers, duly authorized, have executed this Settlement Agreement this 22nd day of April, 2003

STORAGE ALLIANCE INC.

Per: /s/ signed

Per: /s/ signed

INTERNATIONAL DATASHARE CORPORATION

Per: /s/ signed

AFFIDAVIT VERIFYING CORPORATE SIGNING AUTHORITY

I, Jeff Ascah, of the City of Calgary, in the Province of Alberta, MAKE OATH AND SAY THAT:

1. I am an officer or director of Storage Alliance Inc. named in the within or annexed instrument.

2. I am authorized by Storage Alliance Inc. to execute the instrument without affixing a corporate seal.

SWORN BEFORE ME at the City of )

Calgary, in the Province of Alberta, )

this ______ day of _________, 2003 )

) /s/ signed

) JEFF ASCAH

______________________________ )

A COMMISSIONER FOR OATHS )

in and for the Province of Alberta )

AFFIDAVIT VERIFYING CORPORATE SIGNING AUTHORITY

I, NORM STEIN, of the City of Calgary, in the Province of Alberta, MAKE OATH AND SAY THAT:

1. I am an officer or director of International Datashare Corporation named in the within or annexed instrument.

2. I am authorized by International Datashare Corporation to execute the instrument without affixing a corporate seal.

SWORN BEFORE ME at the City of )

Calgary, in the Province of Alberta, )

this _______ day of ___________, 2003.)

) /s/ Norm Stein

) NORM STEIN

______________________________ )

A COMMISSIONER FOR OATHS )

in and for the Province of Alberta )

SCHEDULE "A"

MUTUAL RELEASE

KNOW ALL MEN BY THESE PRESENTS that STORAGE ALLIANCE INC. ("SAI"), for and in consideration of the sum of Ninety-Nine Thousand ($99,000.00) Dollars, the receipt and sufficiency of which is hereby acknowledged to be paid to it, by or on behalf of, INTERNATIONAL DATASHARE CORPORATION ("IDC"), has hereby remised, released and forever discharged IDC and its officers, directors, employees, administrators, successors and assigns from any and all manner of action and actions, cause and causes of action, suits, debts, sums of money, general damages, special damages, costs, claims and demands of every nature and kind at law or in equity, or under any statute which SAI can, shall or may have existing up to and including the date hereof for or by reason of anything relating to or arising out of that certain action described as Court of Queen's Bench Action No. 0301-01969 in the Court of Queen's Bench of Alberta, Judicial District of Calgary, with SAI as Plaintiff and IDC as Defendant (Plaintiff by Counterclaim) and SAI and Todd Chuckry as Defendants by Counterclaim.

FURTHER, SAI agrees not to make any claim or take any proceedings against any other person or corporation who has a right of contribution against or indemnity from IDC arising out of the above-referenced matters.

FURTHER, IDC for and in consideration of the sum of One ($1.00) Dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged to be paid to it, by or on behalf of SAI, has remised, released and forever discharged SAI its officers, directors, employees, administrators, successors and assigns from any and all manner of action and actions, cause and causes of action, suits, debts, sums of money, general damages, special damages, costs, claims and demands of every nature and kind at law or in equity, or under any statute which IDC can, shall or may have existing up to and including the date hereof and, in particular, but without in any way restricting the generality of the foregoing, for or by reason of anything relating to or arising out of Court of Queen's Bench of Alberta Action No. 0301-01969 in the Court of Queen's Bench of Alberta, Judicial District of Calgary, with SAI as Plaintiff and IDC as Defendant (Plaintiff by Counterclaim) and SAI and Todd Chuckry as Defendants by Counterclaim.

FURTHER, IDC agrees not to make any claim or take any proceedings against any other person or corporation who has a right of contribution against or indemnity from SAI arising out of the above-referenced matters.

FURTHER, the Parties acknowledge that the facts in respect of which this Mutual Release and Settlement are made may prove to be other than or different from the facts in that connection now known by either of them or believed by either of them to be true. Each of the Parties expressly accepts and assumes the risk of the facts being different and each of them agree that all of the terms of this Mutual Release shall be in all respects effective and not subject to termination or rescission by the discovery of any difference in facts.

FURTHER, the Parties have consulted with and been advised by their respective solicitors before entering into this Mutual Release and have read the foregoing and know the contents thereof.

FURTHER, the Parties hereby instruct their solicitors to consent to the execution and filing at the Court registry of a Discontinuance of the Action and Countercliam without costs.

FURTHER, the terms of this Mutual Release are contractual and not merely recitals.

FURTHER, this Mutual Release is a compromise of disputed claims and shall not be construed as an admission of liability.

FURTHER, this Mutual Release may be executed in one or more counterparts with the same effect as if each of the parties had signed the same counterpart, and all counterparts shall be construed together and shall constitute one document.

IN WITNESS WHEREOF the parties or their officers, duly authorized, have executed this Mutual Release this ____ day of April, 2003.

INTERNATIONAL DATASHARE CORPORATION

Per:/s/ Norm Stein

NORM STEIN, President

STORAGE ALLIANCE INC.

Per:/s/ Jeff Ascah

JEFF ASCAH, President and CEO

SCHEDULE "B"

Action No.: 0301-01969

IN THE COURT OF QUEEN'S BENCH OF ALBERTA

JUDICIAL DISTRICT OF CALGARY

BETWEEN:

STORAGE ALLIANCE INC.

Plaintiff

- and -

INTERNATIONAL DATASHARE CORPORATION

Defendant

(Plaintiff by Counterclaim)

- and -

STORAGE ALLIANCE INC.

and TODD CHUCKRY

Defendants by Counterclaim

DISCONTINUANCE OF ACTION AND COUNTERCLAIM

TAKE NOTICE that, pursuant to an agreement between the parties, the Plaintiff herein wholly discontinues the within action without costs to any party.

AND FURTHER TAKE NOTICE that pursuant to an agreement between the parties the Plaintiff by Counterclaim, herein wholly discontinues the within counterclaim without costs to any party

DATED at the City of Calgary, in the Province of Alberta, this ___ day of April, 2003.

MILLER THOMSON LLP DUNCAN McCACHEN

Per /s/ Wade D. Clark Per: /s/ Jeffrey Landmann

Wade D. Clark, Solicitors for the Jeffrey Landmann, Solicitors for the

Plaintiff/Defendants by Counterclaim Defendant/Plaintiff by Counterclaim

DUNPHY BEST BLOCKSOM LLP

Per: Michele H. Hollins

Michele H. Hollins, Solicitors for Todd Chuckry

TO: The Clerk of the Court

ACTION NO. 0301-01969

__________________________________________

IN THE COURT OF QUEEN'S BENCH OF ALBERTA

JUDICIAL DISTRICT OF CALGARY

__________________________________________

BETWEEN:

STORAGE ALLIANCE INC.

Plaintiff

- and -

INTERNATIONAL DATASHARE CORPORATION

Defendant

(Plaintiff by Counterclaim)

- and -

STORAGE ALLIANCE INC.

and TODD CHUCKRY

Defendants by Counterclaim

__________________________________________ DISCONTINUANCE OF ACTION

AND COUNTERCLAIM

__________________________________________

MILLER THOMSON LLP

Barristers and Solicitors

3000, 700 - 9TH Avenue SW

Calgary, Alberta

T2P 3V4

WADE D. CLARK

Phone: 403.298.2400

Fax: 403.262.0007

FILE: 40374.0008 WDC